           MORGAN STANLEY ALLCOTOR FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        AUGUST 1, 2007 - JANUARY 31, 2008

                                                                      AMOUNT OF      % OF
                                       OFFERING         TOTAL          SHARES      OFFERING   % OF FUNDS
   SECURITY      PURCHASE/   SIZE OF   PRICE OF       AMOUNT OF       PURCHASED    PURCHASED     TOTAL                     PURCHASED
  PURCHASED     TRADE DATE  OFFERING    SHARES        OFFERING         BY FUND      BY FUND     ASSETS        BROKERS         FROM
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                                                                                                              Banc of
                                                                                                             America
                                                                                                            Securities
                                                                                                            LLC, Credit
                                                                                                             Suisse,
                                                                                                            JPMorgan,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                            Securities,
                                                                                                              Goldman,
                                                                                                              Sachs &
                                                                                                            Co., Morgan
                                                                                                              Stanley,
                                                                                                             Blaylock &
                                                                                                              Company,
 E.I. Du Pont                                                                                                  Inc.,
  de Nemours                                                                                                 Mitsubishi,
  5.000% due     11/28/07      --     $   99.782  $  750,000,000.00    10,000.00     0.00%      0.13%           UFJ        Banc of
   1/15/2013                                                                                                 Securities,    America
                                                                                                                Mizuho
                                                                                                              Securities
                                                                                                              USA Inc.,
                                                                                                                 RBS
                                                                                                              Greenwich
                                                                                                               Capital,
                                                                                                              Santander
                                                                                                            Investment,
                                                                                                                UNS
                                                                                                             Investment
                                                                                                             Bank, The
                                                                                                              Williams
                                                                                                              Capital
                                                                                                            Group, L.P.